THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT. THE LENDER SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE - LINE OF CREDIT

This Promissory Note Payable on Demand (the "Note") is made and effective the 3rd of November, 2010.

BETWEEN:	Steven C. Quay, MD, PhD (the "Lender"), an individual with his main address located at:

4105 E Madison St, Suite 320
Seattle, WA 98112

AND:	Atossa Genetics, Inc. (the "Borrower"), a corporation organized and existing under the laws of the State of Delaware, with its principal office located at:

Seattle Life Sciences Building 1124 Columbia Street, Suite 621 Seattle, WA 98104

RECITALS

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender, the principal sum of up to $500,000, or so much thereof as may be disbursed to, or for the benefit of the Borrower by Lender as set forth below. It is the intent of the Borrower and Lender hereunder to create a line of credit agreement between Borrower and Lender whereby Borrower may borrow up to $500,000 hereunder from Lender. To the extent that Borrower wishes to draw down a portion of the Note, Borrower shall provide the Lender with at least 10 days prior written notice (the "Notice Period"). At the end of the Notice Period, the Lender shall deliver to the Borrower the additional principal amount, provided that the aggregate amounts borrowed hereunder shall not exceed $500,000.

1.  INTEREST & PRINCIPAL

The unpaid principal of this line of credit shall bear simple interest at the rate of 10% per annum. Interest shall be calculated based on the principal balance as may be adjusted from time to time to reflect additional advances made hereunder. Interest on the unpaid balance of this Note shall accrue monthly but shall not be due and payable until such time as when the principal balance of this Note becomes due and payable. The principal balance of this Note shall be due and payable on December 31, 2011. There shall be no penalty for early repayment of all or any part of the principal.

2.  SECURITY

This Note shall be unsecured.

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3.  DEFAULT

The Borrower shall be in default of this Note on the occurrence of any of the following events: (i) the Borrower shall fail to meet its obligation to make the required principal or interest payments hereunder; (ii) the Borrower shall be dissolved or liquidated; (iii) the Borrower shall make an assignment for the benefit of creditors or shall be unable to, or shall admit in writing their inability to pay their debts as they become due; (iv) the Borrower shall commence any case, proceeding, or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, or any such action shall be commenced against the undersigned; (v) the Borrower shall suffer a receiver to be appointed for it or for any of its property or shall suffer a garnishment, attachment, levy or execution.

4.  REMEDIES

Upon default of this Note, Lender may declare the entire amount due and owing hereunder to be immediately due and payable. Lender may also use all remedies in law and in equity to enforce and collect the amount owed under this Note. Borrower hereby waives demand, presentment, notice of dishonor, diligence in collecting, grace and notice of protest.

5.  GOVERNING LAW

This Note shall be governed by and construed in accordance with the internal laws of the State of Washington, without reference to principles of conflict of laws or choice of laws.

IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written above.

LENDER	BORROWER

/s/ Steven C. Quay	/s/ Steven C. Quay
Authorized Signature	Authorized Signature

Steven C Quay MD, PhD	Steven C Quay, MD PhD, CEO
Print Name and Title	Print Name and Title

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